Exhibit 10.6

Execution Version

AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT

AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT, dated as of
October 26, 2018 (this “Amendment”), by and among DELEK US HOLDINGS, INC., a Delaware corporation (the “Borrower”), each of the Guarantors, each of the Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, as the New Lender (as defined below), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent (in such capacity, the “Agent”), to that certain Term Loan Credit Agreement, dated as of March 30, 2018, among the Borrower, the Agent, each Lender from time to time party thereto and the other agents party thereto (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”). Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.

W I T N E S S E T H:

WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;

WHEREAS, Section 13.1(a) of the Credit Agreement provides that the Borrower may amend the Credit Agreement with the consent of the requisite number of Lenders as set forth therein;

WHEREAS, Wells Fargo Securities, LLC (acting through such of its affiliates or branches as it deems appropriate) has been appointed, and is acting, as the lead arranger and bookrunner for this Amendment (in such capacities, the “Amendment No. 1 Arranger”);

WHEREAS, the Consenting Lenders (as defined below) consenting to this Amendment pursuant to the Amendment No. 1 Consents (as defined below) constitute Required Lenders, and the Consenting Lenders and the New Lender constitute all Lenders under the Credit Agreement on the Amendment No. 1 Effective Date directly affected by this Amendment;

WHEREAS, (i) each Lender holding Loans outstanding immediately prior to the effectiveness of this Amendment on the Amendment No. 1 Effective Date (the “Existing Loans”) that executes and delivers a consent to this Amendment (each, a “Consenting Lender”) substantially in the form of Exhibit A hereto (each, an “Amendment No. 1 Consent”) prior to 4:00 p.m. New York time on October 23, 2018 (the “Consent Deadline”) shall be deemed, upon effectiveness of this Amendment, to have consented to the amendments to the Credit Agreement set forth herein, including, without limitation, the reduction of the Applicable Margin with respect to its outstanding Existing Loans and (x) if such Consenting Lender elects the “Cashless Amendment” option on the Amendment No. 1 Consent, such Consenting Lender will retain its Existing Loans as amended by this Amendment and (y) if such Consenting Lender elects the “Post-Closing Settlement” option on the Amendment No. 1 Consent, the entire amount of such Consenting Lender’s Existing Loans will be assigned to the New Lender (as defined below) at par on the Amendment No. 1 Effective Date (as defined below) (it being understood that no Assignment and Acceptance shall be required to be executed by such Consenting Lender to effect such assignment) and following the Amendment No. 1 Effective Date such Consenting Lender shall purchase by assignment the Loans in an equal principal amount as its Existing Loans or such lesser amount allocated to such Consenting Lender by the Amendment No. 1 Arranger, (ii) each Lender holding Existing Loans that does not execute and deliver an Amendment No. 1 Consent (each, a “Non-Consenting Lender”) by the Consent Deadline shall, so long as Consenting Lenders constitute Required Lenders by the Consent Deadline, be required to assign the entire amount of its Loans to Wells Fargo Bank, National Association (in such capacity, the “New Lender”), in accordance with Section 12.1 and Section 2.16(b) of the Credit Agreement immediately prior to the effectiveness of this Amendment on the Amendment No. 1 Effective Date, and such New Lender shall become a Lender under the Amended Credit Agreement with respect to the Loans so assigned (with delivery of an unexecuted copy of this Amendment to each Non-Consenting Lender, including by posting this Amendment on the Platform, constituting notice of such required assignment pursuant to Section 2.16(b) of the Credit Agreement) and (iii) on the Amendment No. 1 Effective Date, the Borrower shall have paid to the Agent, for the ratable benefit of the existing Lenders immediately prior to the effectiveness of this Amendment on the Amendment No. 1 Effective Date, all accrued and unpaid interest to, but not including, the Amendment No. 1 Effective Date, with respect to the Existing Loans;

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

Amendments

Section 1.1 Amendments. Subject to satisfaction (or waiver) of the conditions set forth in Article II hereof, on the Amendment No. 1 Effective Date, the Credit Agreement is hereby amended as follows:

(a)The following defined terms shall be added to Section 1.1 of the Credit Agreement in alphabetical order:

“Amendment No. 1” means Amendment No. 1 to Term Loan Credit Agreement, dated as of October 26, 2018.

“Amendment No. 1 Arranger” has the meaning assigned to such term in the recitals to Amendment No. 1.

“Amendment No. 1 Consent” has the meaning assigned to such term in the recitals to Amendment No. 1.

“Amendment No. 1 Effective Date” means October 26, 2018, the date of effectiveness of Amendment No. 1.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F. R. § 1010.230.

(b)The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:

“Applicable Margin” means (a) in the case of a Base Rate Loan, 1.25 percentage points (the “Base Rate Margin”) and (b) in the case of a LIBOR Rate Loan, 2.25 percentage points (the “LIBOR Rate Margin”).

(c)The definition of “Loan Documents” in Section 1.1 of the Credit Agreement is hereby amended by inserting after “this Agreement,” the following: “Amendment No. 1,”.

(d)Section 1.4 of the Credit Agreement is hereby amended by inserting the following immediately at the end thereof: “For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.”

(e)The reference to the “Closing Date” in Section 2.4(c) of the Credit Agreement is hereby replaced with a reference to the “Amendment No. 1 Effective Date”.

(f)Section 4.12 of the Credit Agreement is hereby amended by inserting the following sentence immediately at the end thereof: “As of the Amendment No. 1 Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.”

(g)Section 5.3 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof: “Promptly following any request therefor, the Borrower will provide all information and documentation reasonably requested by the Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the Patriot Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws.”

ARTICLE II

Conditions to Effectiveness

This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which the following conditions precedent are satisfied (or waived by the Agent):

(a)	The Agent (or its counsel) shall have received from (i) the New Lender,
(ii) the Agent and (iii) each Loan Party, (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence reasonably satisfactory to the Agent (which may include the electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment. The Agent (or its counsel) shall have received from each

Consenting Lender, constituting at least the Required Lenders immediately prior to giving effect to this Amendment on the Amendment No. 1 Effective Date, a duly executed Amendment No. 1

Consent. Each Non-Consenting Lender and the New Lender shall have executed an Assignment and Acceptance assigning all of such Non-Consenting Lender’s Existing Loans to the New Lender or shall have been deemed to have executed such an Assignment and Acceptance in accordance with Section 2.16(b) of the Credit Agreement;

(b)The Borrower and each of the Guarantors shall have provided the documentation and other information reasonably requested in writing at least five (5) days prior to the Amendment No. 1 Effective Date by the Consenting Lenders as they reasonably determine is required by regulatory authorities in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act and the requirements of the Beneficial Ownership Regulation (as defined in Section 1.1 of this Amendment), in each case at least one (1) Business Day prior to the Amendment No. 1 Effective Date (or such shorter period as the Agent shall otherwise agree);

(c)The Borrower shall have paid to the Agent for the ratable account of the Lenders holding Existing Loans all accrued and unpaid interest on such Existing Loans to, but not including, the Amendment No. 1 Effective Date; and

(d)The Borrower shall have delivered a certificate of an Authorized Person of the Borrower certifying that at the time of and after giving effect to this Amendment, (A) each of the representations and warranties made by any Loan Party contained in Article 4 of the Credit Agreement and each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date and (B) no Default or Event of Default shall have occurred and be continuing on such date.

ARTICLE III

Miscellaneous

Section 3.1 Continuing Effect; No Other Amendments or Waivers. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document or any other provision of the Credit Agreement or any other Loan Document, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly amended hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 1 Effective Date. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. All references to the Credit Agreement in any document, instrument, agreement, or writing shall from after the Amendment No. 1 Effective Date be deemed to refer to the Credit Agreement as amended hereby, and, as used in the Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Amendment No. 1 Effective Date, the Credit Agreement as amended hereby.

Section 3.2 New Lender. The New Lender hereby consents to this Amendment. Each of the New Lender, the Agent and the Borrower acknowledges and agrees that, upon the execution and delivery of an Assignment and Acceptance signed by the New Lender, as assignee, and each Non-Consenting Lender, as assignor (or signed by the Agent on behalf of such Non-Consenting Lender, pursuant to Section 2.16(b) of the Amended Credit Agreement), the New Lender (i) shall become a “Lender” under, and for all purposes, and subject to and bound by the terms, of the Amended Credit Agreement and other Loan Documents with Loans in an amount equal to the aggregate principal amount of all Existing Loans of all Non-Consenting Lenders, (ii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto and (iii) shall perform all the obligations of and shall have all rights of a Lender thereunder. Each Non-Consenting Lender that does not execute such Assignment and Acceptance shall be deemed to have executed and delivered such Assignment and Acceptance in accordance with Section 2.16(b) of the Credit Agreement. After the assignment (or deemed assignment) of Loans by each Non-Consenting Lender to the New Lender as contemplated above, the New Lender and the Consenting Lenders shall together hold all of the Loans.

Section 3.3 Waiver of Notice to Non-Consenting Lenders. To the extent necessary, the Required Lenders hereby agree to waive the notice provided for in Section 2.16(b) of the Credit Agreement.

Section 3.4 Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

Section 3.5 CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION. SECTION 11 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED AND SHALL APPLY TO THIS AMENDMENT, MUTATIS MUTANDIS.

Section 3.6 Reaffirmation. Each Loan Party hereto expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof and on the Amendment No. 1 Effective Date, that its guarantee of the Guarantied Obligations (as defined in the Guaranty and Security Agreement) and its grant of Liens on the Collateral to secure the Secured Obligations (as defined in the Guaranty and Security Agreement) pursuant to each Security Document to which it is a party, in each case, continues in full force and effect and extends to the obligations of the Loan Parties under the Loan Documents (including the Amended Credit Agreement) subject to any limitations set out in the Amended Credit Agreement and any other Loan Document applicable to that Loan Party. Neither the execution, delivery, performance or effectiveness of this Amendment nor the modification of the Credit Agreement effected pursuant hereto: (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Secured Obligations, whether heretofore or hereafter incurred; or (ii) requires that any new filings be made or other action be taken to perfect or to maintain the perfection of such Liens.

Section 3.7 Arranger. The Amendment No. 1 Arranger, in such capacity, shall benefit from the same protections, immunities, indemnities and exclusions from liability as are conferred in favor of the Joint Lead Arrangers in the Credit Agreement, which shall apply mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

DELEK US HOLDINGS, INC.

By:/s/ Kevin Kremke
Name: Kevin Kremke
Title: Executive Vice President and Chief Accounting Officer

DELEK US ENERGY, INC. DELEK RAIL LOGISTICS, INC. DELEK FINANCE, INC.
LION OIL COMPANY
LION OIL TRADING & TRANSPORTATION, LLC
J. CHRISTY CONSTRUCTION CO., INC. DK CANADA ENERGY ULC
DELEK PERMIAN GATHERING, LLC DELEK RENEWABLES, LLC
DELEK LAND HOLDINGS, LLC
DELEK MARKETING & SUPPLY, LLC DELEK HELENA, LLC
DELEK REFINING, INC.,
DELEK U.S. REFINING GP, LLC, on behalf of itself and as the general partner of DELEK REFINING, LTD.

By:/s/ Kevin Kremke
Name: Kevin Kremke
Title: Executive Vice President and Chief Accounting Officer

ALON USA ENERGY, INC.
ALON USA, INC.
ALON USA CAPITAL, INC. ALON ASSETS, INC.
ALON SUPPLY, INC.
ALON LOUISIANA HOLDINGS, INC.
ALON REFINING LOUISIANA, INC.
ALON REFINING KROTZ SPRINGS, INC.
ALON BAKERSFIELD HOLDINGS, INC. ALON BAKERSFIELD LOGISTICS, INC. ALON RENEWABLE FUELS, INC.
ALON TERMINALS, INC.
ALON ASPHALT COMPANY
ALON ASPHALT BAKERSFIELD, INC.
ALON BAKERSFIELD PROPERTY, INC. PARAMOUNT PETROLEUM CORPORATION OF ARIZONA, INC.
ALON USA GP II, LLC, on behalf of itself and as the general partner of ALON USA, LP
ALON USA PARTNERS GP, LLC, on behalf of itself and as the general partner of ALON USA PARTNERS, LP
ALON USA GP, LLC
ALON USA DELAWARE, LLC ALON USA REFINING, LLC ALON USA HOLDINGS, LLC ALON CRUDE PIPELINE, LLC ALON WEST COAST, LLC
ALON STORE ACQUISITIONS, LLC EDGINGTON OIL COMPANY, LLC PARAMOUNT OF OREGON, LLC PARAMOUNT OF WASHINGTON, LLC ALON BRANDS, INC.
GTS LICENSING COMPANY, INC.
ALON FINANCIAL SERVICES, INC.
SOUTHWEST CONVENIENCE STORES, LLC SKINNY'S, LLC

By:/s/ Kevin Kremke
Name: Kevin Kremke
Title: Executive Vice President and Chief Accounting Officer

DELEK BIG SPRING GATHERING, LLC
DELEK BIG SPRING NORTH GATHERING, LLC DELEK BIG SPRING SOUTH MAINLINE, LLC

By:/s/ Kevin Kremke
Name: Kevin Kremke
Title: Executive Vice President and Chief Accounting Officer

ALON PARAMOUNT HOLDINGS, INC. PARAMOUNT PETROLEUM CORPORATION

By:/s/ Mark Page
Name: Mark Page
Title: President and Treasurer

DELEK LOGISTICS SERVICES COMPANY

By:/s/ Kevin Kremke
Name: Kevin Kremke
Title: Executive Vice President

By:/s/ Greg Intemann
Name: Greg Intemann
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Agent and New Lender
By:/s/ Ryan C. Tozier
Name: Ryan C. Tozier
Title: Vice President

EXHIBIT A

FORM OF LENDER CONSENT

CONSENT (this “Amendment No. 1 Consent”) to AMENDMENT NO. 1 TO TERM LOAN    CREDIT    AGREEMENT    (the    “Amendment”)    to    the    TERM    LOAN    CREDIT
AGREEMENT, dated as of March 30, 2018, among DELEK US HOLDINGS, INC., a Delaware corporation (the “Borrower”), each Lender from time to time party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent (in such capacity, the “Agent”) (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and the Credit Agreement, as amended by the Amendment, the “Amended Credit Agreement”). Capitalized terms used in this Amendment No. 1 Consent but not defined in this Amendment No. 1 Consent have meanings assigned to such terms in the Amendment.

The undersigned Lender hereby consents to the Amendment and, if such Lender holds Loans, hereby agrees as follows with respect to its Existing Loans:

[Check ONLY ONE of the two boxes below]

CASHLESS AMENDMENT OPTION

•The undersigned Lender agrees to reprice 100% of the outstanding principal amount of such Lender’s Existing Loans on a cashless basis.

POST-CLOSING SETTLEMENT OPTION

•The undersigned Lender agrees that the entire amount of such Lender’s Existing Loans will be assigned to the New Lender at par on the Amendment No. 1 Effective Date (it being understood that no Assignment and Acceptance shall be required to be executed by such Lender to effect such assignment) and, following the Amendment No. 1 Effective Date, such Lender shall purchase by assignment Loans in an equal principal amount as its Existing Loans or such lesser amount allocated to such Lender by the Amendment No. 1 Arranger.

IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 Consent to be executed and delivered by a duly authorized officer as of the date first written above.

    , (Name of Institution)

By:	Name:
Title:

If a second signature is necessary:

By:	Name:
Title: